Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Erez Goren, Co-Chief Executive Officer of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Quarterly Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or 78o(d), and
(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ EREZ GOREN

Erez Goren, Co-Chairman and Co-Chief Executive Officer

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, John H. Heyman, Co-Chief Executive of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Quarterly Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or 78o(d), and
(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ JOHN H. HEYMAN

John H. Heyman Co-Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Mark E. Haidet, Chief Financial Officer of Radiant Systems, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the foregoing Quarterly Report of the Company:

(1)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78 m or 78o(d), and
(2)	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ MARK E. HAIDET

Mark E. Haidet Chief Financial Officer